Item 1: Report to Shareholders

European Stock Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

European stocks posted strong gains during the past six months, outperforming U.S. equities. Improving business sentiment and a flurry of mergers and acquisitions fueled gains in markets across the continent. Since the early fall, the euro and the pound sterling appreciated against the dollar, aiding returns for dollar-based investors. Value stocks again outpaced growth stocks. Materials, industrials, and financials were the best-performing sectors during the most recent six-month period. Telecommunication services, the worst performing sector, barely eked out a positive return. Small-cap stocks continued their strong run.

The European Stock Fund generated solid returns for the 6- and 12-month periods ended April 30, 2006, but, as shown in the table, the MSCI Europe Index and the Lipper European Funds Average did better. Since our portfolio is oriented toward higher-quality growth companies, their lagging performance worked against us in 2005 and hurt our performance relative to the benchmarks. In the most recent six-month period, growth’s improved performance gave a lift to the fund, but whether this marks the beginning of a sustained cycle of growth outperformance remains to be seen.

MARKET REVIEW

International markets shrugged off higher energy prices and rising interest rates to generate solid gains over the past six months. After moderating in the fourth quarter of 2005, energy prices have remained persistently high since the beginning of 2006. Although there were no obvious signs of global inflation, the central banks of the world’s three largest economies—the United States, the European Union, and Japan—raised interest rates to slow economic growth to a sustainable, noninflationary level.

Better economic conditions and increased merger activity pushed Europe’s equity markets higher in the last six months. Domestic demand and a steady flow of exports helped improve business sentiment across the continent. The German Ifo survey, which tracks business confidence in Europe’s largest national economy, reached its highest level in 15 years in March. Italian business sentiment reached levels not seen since 2001. Demand for loans picked up, and many companies increased their plant and machinery investments and added to their inventories. In the face of rising economic activity and higher oil prices, The European Central Bank (ECB) raised interest rates for the second time in five years. The market absorbed the higher interest rates without much disruption, but the bond market expects the bank to hike rates again this year. Improving economic data and strong merger activity appear to have offset investors’ fears that the ECB’s rate increases, higher oil prices, and political unrest in France and Italy would slow down the continent’s markets.

For the most recent six-month period, markets in Norway, Finland, Portugal, and Ireland posted the best results among the developed countries; Russia and Poland had the best results among the continent’s emerging markets. The worst performers for the six months were the United Kingdom, Spain, and Italy, which, nevertheless, had double-digit gains. Norway and Russia reaped the benefits of escalating energy prices.

Europe’s steady economic expansion helped all the major sectors gain ground. Thanks to the global appetite for steel, copper, and other metals, the materials sector registered the highest gains for the period, followed closely by industrials and business services. Financials were also strong. Fierce competition and pricing pressures along with new legislation governing roaming rates for cell phones drove down telecommunication services, the continent’s worst-performing sector. Consumer staples and health care companies also had weak performance.

PORTFOLIO PERFORMANCE AND STRATEGY

Our portfolio restructuring, which we began last summer, continued. We looked for faster-growing, smaller companies that have the potential to generate earnings at a faster rate than the market. This strategy paid off during the past six months, since small-cap stocks outperformed large- and mega-cap shares. Large-cap growth stocks underperformed value stocks, and a number of the large-cap growth companies in our portfolio pulled down performance.

Financials, the fund’s largest sector allocation, performed well. Although growth-oriented portfolios generally don’t have a large weighting in financials, we have identified a number of bank, insurance, and investment companies in Europe’s developing countries that have the ability to grow their earnings faster than the market. The past six months was an especially good period for European financial stocks. The continent’s banks experienced a spurt in earnings. In addition, higher equity prices in general boosted the investment income for many financial companies. Moreover, BNP Paribas’ acquisition of Italy’s Banca Nationale de Lavoro (neither of which are fund holdings) fueled speculation that Europe’s major banks would start snapping up smaller rivals and boosted the price of bank stocks across the continent. As a result, our large exposure to the financials sector and our stock selection paid off handsomely.

Banca Italease, which we added during this period, was our best absolute contributor. It is a leader in the Italian leasing sector and has a broad network of offices throughout Italy. We also like the prospects for Capitalia, an Italian bank with extensive Internet operations. Also, it bought a 2% stake in Banca Intesa, a retail banking company with 4,000 branches, leading to speculation that the two banks may combine, creating Italy’s largest retail banking network and realizing considerable cost savings. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Hypo Real Estate Holding, a German real estate financing company, also performed well. The company realized a substantial increase in lending growth while controlling its costs. New purchase Erste Bank der Oesterreich Sparkasse, Austria’s second largest bank, has developed a strategy to capitalize on the growing Central and Eastern European economies. It established a large retail banking presence by acquiring local savings banks in the Czech Republic, Slovakia, Hungary, and Croatia. The company’s management is strong and, despite its growth potential, its valuation is in line with the industry average. Insurance company Wiener Staedtische Allgemeine AG is also targeting the emerging European countries and should outperform within the insurance sector. We added this company because we believe there is room for significant earnings gains that should help the stock’s future performance.

We believe wealth management is another area of potential growth. As European countries and companies begin to shift the burden of retirement savings onto their citizens and employees, companies such as AMVESCP, Aviva, Julius Baer, and Mediolanum should benefit from workers who need investment vehicles for their retirement accounts.

During the past six months, we realized substantial appreciation in Bank of Cyprus and decided to sell after the valuation became too rich. We also eliminated Banco Bilbao Vizcaya and Credit Suisse from the portfolio and deployed the proceeds into stocks offering better opportunities for growth.

Among our health care stocks, Phonak Holding, a Swiss hearing aid maker, was a stellar performer. The new management reinvigorated its research and development efforts and introduced some new products, resulting in strong revenue growth and improved operating margins. Two of our major pharmaceutical holdings, GlaxoSmithKline and Novartis, which had been major contributors last year, struggled. We realized our gains in GlaxoSmithKline and eliminated it from the portfolio.

Vodafone, whose shares dropped 10% after it warned of lower sales and profit growth and a possible large tax liability, hurt our telecom company performance. The relentless price competition, margin pressure, and slower growth are likely to persist for some time. We plan to use any appreciation as an opportunity to trim or eliminate this stock.

Although consumer discretionary companies as a whole had lackluster performance, several of our companies were strong contributors to our results. Lottomatica, the Italian gaming company that operates lottery games and offers scratch-off cards and mobile phone cards, and OPAP, the Greek lottery and sports betting company, were our best performers in the consumer discretionary sector. Russian discount retailer Pyaterochka disappointed investors after announcing that its same-store sales in 2005 were lower than expected. We sold all our holdings. We also eliminated Nestlé and replaced it with Koninklijke Numico, the Dutch maker of infant formula, baby food, and supplements for people with special nutritional needs. We believe Numico’s strong management team and high-margin business have greater potential over the long-term.

INVESTMENT OUTLOOK

Europe’s recent economic data have been encouraging, and we expect moderate economic growth for the remainder of the year. European interest rates, which have been lower than U.S. rates, are likely to rise but not to a level that shuts off growth. The German economy appears to be recovering from last year’s weakness and, as Europe’s largest economy, it could stimulate growth throughout the continent. German corporate capital spending is up, real estate is appreciating, and German consumers are showing more confidence than they did last year. Conditions in Italy and France also appear to be improving. Rising consumer demand should augment the export-led growth and provide a broader base for their expansions.

The outlook for corporate profits and cash flow remains positive. Revenue growth and restructuring continue to improve companies’ earnings, and shareholder-friendly dividend increases and share buy-backs should support the markets. Earnings expectations are subdued at this point, and we don’t expect to see as many earnings upgrades as last year. We believe valuations in Europe are attractive compared with other regions, and the downside risk appears limited. Value stocks, which have outperformed growth for some time, are no longer trading at a relative discount, which could signal an end to this trend. In an environment of moderate growth, investors have in the past shown a willingness to pay for companies whose sales and earnings are expanding. We believe the prospects look good for the steady growth companies we favor.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 15, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index: A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings ratio (P/E ratio): The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/06
Total, France	2.7%
National Bank of Greece, Greece	2.3
Novartis, Switzerland	2.3
Enagas, Spain	2.3
Phonak Holding, Switzerland	2.2
UBS, Switzerland	2.2
Hypo Real Estate Holding, Germany	2.2
AXA, France	2.1
Banca Italease, Italy	2.1
UniCredito, Italy	2.0
Capita, United Kingdom	1.9
Koninklijke Numico, Netherlands	1.9
Eni S.p.A., Italy	1.9
Lottomatica, Italy	1.9
Vodafone, United Kingdom	1.8
Erste Bank der Oesterreich Sparkasse, Austria	1.8
Anglo Irish Bank, Ireland	1.8
Commerzbank, Germany	1.7
Capitalia, Italy	1.7
Turkiye Is Bankasi, Turkey	1.6
Novo Nordisk, Denmark	1.6
OPAP, Greece	1.6
Hellenic Telecommunications, Greece	1.6
LVMH, France	1.6
Banco Pastor, Spain	1.6
Total	48.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 20.58	$ 18.33	$ 15.64	$ 12.77	$ 15.28	$ 21.69
Investment activities						
Net investment income	0.10	0.33	0.27	0.22	0.16	0.40
Net realized and unrealized gain (loss)	3.73	2.20	2.66	2.79	(2.31)	(5.23)
Total from investment activities	3.83	2.53	2.93	3.01	(2.15)	(4.83)
Distributions						
Net investment income	(0.32)	(0.27)	(0.22)	(0.14)	(0.36)	(0.16)
Net realized gain	(4.16)	(0.01)	(0.02)	–	–	(1.42)
Total distributions	(4.48)	(0.28)	(0.24)	(0.14)	(0.36)	(1.58)
NET ASSET VALUE						
End of period	**$ 19.93**	**$ 20.58**	**$ 18.33**	**$ 15.64**	**$ 12.77**	**$ 15.28**

Ratios/Supplemental Data

Total return^	**22.35%**	**13.90%**	**18.89%**	**23.83%**	**(14.51)%**	**(23.98)%**
Ratio of total expenses to average net assets	1.04%†	1.06%	1.07%	1.12%	1.11%	1.09%
Ratio of net investment income to average net assets	1.05%†	1.65%	1.36%	1.56%	1.03%	2.03%
Portfolio turnover rate	82.0%†	82.0%	22.5%	23.1%	16.1%	5.8%
Net assets, end of period (in millions)	$ 920	$ 795	$ 784	$ 800	$ 643	$ 814

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares	Value
AUSTRIA 5.3%		
Common Stocks 5.3%		
Bank Austria Creditanstalt (1)	36,000	4,719
Erste Bank der Oesterreich Sparkasse (1)	274,670	16,678
Telekom Austria	555,900	13,649
Wiener Staedtische Allgemeine AG	207,800	13,320
Total Austria (Cost $43,217)		48,366
BELGIUM 1.5%		
Common Stocks 1.5%		
SES Global FDR	858,500	14,078
Total Belgium (Cost $13,185)		14,078
DENMARK 1.6%		
Common Stocks 1.6%		
Novo Nordisk, Series B	229,200	14,893
Total Denmark (Cost $10,071)		14,893
FRANCE 14.3%		
Common Stocks 14.3%		
AXA (1)(2)	535,002	19,646
Cap Gemini (2)	63,572	3,404
Electricite de France (2)	127,609	7,466
Legrand (2)	338,300	9,908
LVMH (1)	137,944	14,532
Neopost	127,271	14,403
Pernod-Ricard	45,892	8,904
Soitec (2)	192,400	6,283
Television Francaise	274,629	9,118
Total (1)	89,821	24,854
Zodiac	196,700	12,738
Total France (Cost $88,194)		131,256

GERMANY 8.6%

Common Stocks 7.4%

Aareal Bank (2)	199,700	9,423
Allianz (1)	55,260	9,257
Commerzbank	381,200	15,808
Hypo Real Estate Holding (1)	285,226	19,954
Praktiker Bau-und Heimwerkermaerkte (1)(2)	476,200	14,259
		68,701

Preferred Stocks 1.2%

ProSieben Sat Media	388,300	10,744
		10,744
Total Germany (Cost $53,572)		79,445

GREECE 6.4%

Common Stocks 6.4%

Cosmote Mobile Communication	354,533	8,700
Hellenic Telecommunications (2)	649,390	14,542
National Bank of Greece	423,253	21,030
OPAP	402,000	14,869
Total Greece (Cost $47,088)		59,141

IRELAND 3.0%

Common Stocks 3.0%

Anglo Irish Bank	1,002,600	16,516
CRH	296,200	10,881
Total Ireland (Cost $21,173)		27,397

ITALY 15.6%

Common Stocks 15.6%

Banca Intesa S.p.A. (1)	1,665,900	9,263
Banca Italease (1)	314,800	19,154
Capitalia (1)	1,811,200	15,730

Eni S.p.A.	575,291	17,575
Lottomatica (1)	379,700	17,514
Mediaset	518,428	6,564
Mediobanca (1)	528,900	11,464
Mediolanum	1,357,190	10,742
Pirelli & C. Real Estate S.p.A. (1)	139,400	10,233
Toro Assicurazioni	335,404	6,897
UniCredito (1)	2,412,738	18,183
Total Italy (Cost $101,910)		143,319

NETHERLANDS 1.9%

Common Stocks 1.9%

Koninklijke Numico (1)(2)	388,148	17,600
Total Netherlands (Cost $12,844)		17,600

ROMANIA 1.7%

Common Stocks 1.7%

Banca Transilvania (2)	8,586,000	4,523
BRD-Groupe Societe Generale	1,734,400	10,836
Total Romania (Cost $15,555)		15,359

RUSSIA 0.6%

Common Stocks 0.6%

Promstroibank (USD) (2)	4,714,600	5,893
Total Russia (Cost $5,383)		5,893

SPAIN 6.8%

Common Stocks 6.8%

Antena 3 Television (1)	372,200	9,810
Banco Pastor (1)	245,700	14,481
Cia Distribucion Integral Logista (1)	146,195	8,674

Enagas (1)	950,100	20,917
Indra Sistemas (1)	414,000	8,529
Total Spain (Cost $51,985)		62,411

SWEDEN 0.9%

Common Stocks 0.9%

Assa-Abloy, Series B (1)	453,000	8,770
Total Sweden (Cost $8,821)		8,770

SWITZERLAND 13.1%

Common Stocks 13.1%

Dufry (2)	55,100	4,670
Geberit (1)(2)	9,540	11,121
Julius Baer (1)	115,400	11,054
Nobel Biocare (1)	55,098	13,605
Novartis	365,750	20,965
Phonak Holding	327,800	20,335
Roche Holding - Genusscheine (1)	39,104	6,008
Swiss Life Holding (2)	54,200	12,478
UBS (1)	168,853	19,997
Total Switzerland (Cost $84,777)		120,233

TURKEY 1.6%

Common Stocks 1.6%

Turkiye Is Bankasi	1,773,780	14,906
Total Turkey (Cost $8,793)		14,906

UNITED KINGDOM 15.4%

Common Stocks 15.4%

AMVESCAP	1,313,100	14,342
Aviva	795,000	11,601
BP	1,057,798	13,037
Capita	2,094,700	17,774

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $844,401)	$ 1,064,645
Affiliated companies (cost $15,761)	15,761
Total investments in securities	1,080,406
Receivable for investment securities sold	11,046
Foreign currency (cost $1,887)	1,887
Dividends and interest receivable	1,387
Receivable for shares sold	404
Cash	13
Other assets	10,727
Total assets	1,105,870
Liabilities	
Obligation to return securities lending collateral	160,030
Payable for investment securities purchased	13,590
Investment management fees payable	594
Payable for shares redeemed	497
Due to affiliates	98
Other liabilities	10,629
Total liabilities	185,438
NET ASSETS	$ 920,432
Net Assets Consist of:	
Undistributed net investment income	$ 4,242
Undistributed net realized gain	65,734
Net unrealized gain	220,335
Paid-in capital applicable to 46,188,761 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	630,121
NET ASSETS	$ 920,432
NET ASSET VALUE PER SHARE	$ 19.93

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $53,000 for the six months ended April 30, 2006.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2006, approximately 10% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $152,413,000; aggregate collateral consisted of $160,030,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $341,763,000 and $378,976,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

At April 30, 2006, the cost of investments for federal income tax purposes was $860,162,000. Net unrealized gain aggregated $220,335,000 at period-end, of which $221,730,000 related to appreciated investments and $1,395,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $45,000 for Price Associates, $427,000 for T. Rowe Price Services, Inc., and $7,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $66,000 of Spectrum Funds’ expenses, of which $36,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2006, approximately 7% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $186,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $15,761,000 and $18,460,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 160,785 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds, but at or below the median of other groups of funds. The information also showed that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006